May 1, 2000





SECURITIES AND EXCHANGE COMMISSION
Judiciary Plaza
450 Fifth St., N.W.
Washington, DC  20549


RE: Liberty-Stein Roe Income Trust File Nos: (33-02633) (811-4552) Stein Roe Cash Reserve Fund
         Liberty-Stein Roe Funds Municipal Trust (2-99356)(811-4367) Stein Roe Municipal Money Market Fund


Dear Sir/Madam:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is the form of Prospectus Supplement dated May 1, 2000, which is now being used in connection with the public offering and sale of shares of the above referenced Funds. Please be advised that the Statement of Additional Information and Annual Reports (each of which was filed via EDGAR) of each Fund have not been revised since the date of the last filing.

Sincerely,


Liberty-Stein Roe Income Trust
Liberty-Stein Roe Funds Municipal Trust

Russell  Kane
Assistant Secretary

Enclosures

CC: Cameron  Avery, Bell, Boyd & Lloyd
J. DiMaria, (PWC)
Veronica  Wallace
Jane Naeseth
Deborah Smith (2)
Blue Sky
Marlys Jarstfer (2)

                          Stein Roe Cash Reserves Fund

                      Stein Roe Municipal Money Market Fund

                Supplement to Prospectuses dated November 1, 1999

The Funds' prospectuses are amended as follows:

Your Account; Selling Shares. Effective May 1, 2000, (a) the minimum dollar amount of checks written for the purpose of redeeming shares will be raised to $500; and (b) the checks will be drawn against a special checking account the Fund has with Boston Safe Deposit & Trust Company.

G-36/255B-0400                                                  May 1, 2000